UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2007

HUB INTERNATIONAL LIMITED

(Exact name of Registrant as specified in its charter)

Canada

(State or Other Jurisdiction of Incorporation)

1-31310	36-4412416
(Commission File Number)	(I.R.S. Employer Identification Number)

55 East Jackson Boulevard, Chicago, Illinois 60604

(877) 402-6601

(Address of principal executive offices and telephone number, including area code)

n/a

(Former name or former Address, if changed since last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01. Other Events.

On May 1, 2007, Hub International Limited (the “Company”) issued a press release, attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1 contains the press release of the Company issued on May 1, 2007 referred to in Item 8.01.

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2007

HUB INTERNATIONAL LIMITED

By:	/s/ Marianne Paine
Name:	Marianne Paine
Title:	Chief Legal Officer